     SECURITIES PURCHASE AGREEMENT made as of this [__] day of May, 2004 (this
"Agreement") between Home Director, Inc., a Delaware corporation with its principal offices at 2525 Collier Canyon Road, Livermore, California 94551 (the
"Company") and the investors signatory hereto (each, a "Subscriber" and together, the "Subscribers").

                  ARTICLE I - SUBSCRIPTION AND REPRESENTATIONS
                         BY AND COVENANTS OF SUBSCRIBER

     1.1 The Company hereby agrees to issue and sell to each Subscriber signatory hereto and, subject to all of the terms and conditions hereof and in reliance on the representations and warranties, terms and conditions hereinafter set forth, each Subscriber severally agrees to purchase from the Company its 8%
Convertible Notes due 2004 (in the form attached hereto as Exhibit A) (the
"Notes") in an amount equal to such Subscriber's subscription amount set forth below such Subscriber's name on the signature page hereto (the "Purchase Price")
and warrants (in the form attached hereto as Exhibit B) (the "Warrants"), to purchase shares of common stock of the Company, par value $0.01 per share
("Common Stock") in an amount equal to 100% of such Subscriber's subscription amount divided by $1.00. The Company agrees to sell such Notes and Warrants to the Subscribers for said Purchase Price. The purchase price is payable by certified or bank check made payable to, or by wire transfer of funds to Home
Director, Inc. contemporaneously with the execution and delivery of this
Agreement. The maximum aggregate purchase price for all Notes and Warrants sold hereunder shall be equal to $1,000,000.

     1.2 At such time as there are persons purchasing $500,000 of Notes and
Warrants (the "First Investors"), there shall be a closing for the purchase and sale of such Notes and Warrants (the "First Closing") at the offices of counsel to the Company, at such time and date as is mutually agreed upon by the Company and the First Investors, or at such other place as is mutually agreed upon by the Company and the First Investors. Subsequent to the First Closing, there shall be one or more subsequent closings for the purchase and sale of any additional Notes and Warrants (each a "Subsequent Closing"; and collectively with the First Closing, the "Closings") at such time, date and location as is mutually agreed upon by the Company and the Subscribers purchasing Notes and
Warrants at each Subsequent Closing. The date and time of the First Closing and each Subsequent Closing are referred to herein as a "Closing Date."

     Each Subscriber represents and warrants, severally and not jointly, to the
Company as follows (each of which representations and warranties are true as of the date hereof and shall be true as of the Closing in which such Subscriber participates):

     1.3 Each Subscriber recognizes that the purchase of the Notes and Warrants involves a high degree of risk in that (i) the Company will need additional capital but has no assurance of additional necessary capital; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Notes and Warrants;
(iii) an investor may not be able to liquidate his investment; (iv)
transferability of the Notes and Warrants and the securities issuable upon exchange or exercise thereof is extremely limited; and (v) an investor could sustain the loss of his/its entire investment.

     1.4 Each Subscriber represents that he/it is able to bear the economic risk of an investment in the Notes and Warrants.

     1.5 Each Subscriber acknowledges that he/it has prior investment experience, including investment in non-listed and non-registered securities, or he/it has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company to him and to evaluate the merits and risks of such an investment on his behalf, and that he/it recognizes the highly speculative nature of this investment.

     1.6 Each Subscriber hereby represents that he/it has been furnished by the
Company during the course of this transaction with all information regarding the
Company which he/it had requested or desired to know; that all documents which could be reasonably provided have been made available for his/its inspection and review; and that he/it has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the
Company concerning the terms and conditions of the offering and any additional information which he/it had requested.

     1.7 Each Subscriber acknowledges that this offering of Notes and Warrants may involve tax consequences, and that he/it must retain his own professional advisors to evaluate the tax consequences of an investment in the Notes and
Warrants.

     1.8 Each Subscriber acknowledges that this offering of Notes and Warrants has not been reviewed by the Securities and Exchange Commission ("SEC") because of the Company's representations that this is intended to be a non-public offering pursuant to Sections 4(2) or 3(b) of the Securities Act of 1933, as
amended (the "Act"). Each Subscriber represents that the Notes and Warrants are being purchased for his/its own account, for investment and not for distribution or resale to others. Each Subscriber agrees that he/it will not sell or otherwise transfer the Notes or Warrants or underlying securities unless they are registered under the Act or unless an exemption from such registration is available. Each Subscriber represents and warrants that he/it is an "accredited investor" as such term is defined in Rule 501 of Regulation D under the Act.

     1.9 Each Subscriber consents that the Company may, if it desires, permit the transfer of the Notes or Warrants or underlying securities out of his/its name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that the proposed transfer does not result in a violation of the Act or any applicable state blue sky laws
(collectively, the "Securities Laws").

     1.10 Each Subscriber consents to the placement of one or more legends on any certificate or other document evidencing his/its Notes and Warrants or underlying securities stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.

     1.11 Each Subscriber hereby represents that the address furnished by him at the end of this Agreement is his principal residence if he is an individual or its principal business address if it is a corporation or other entity.

     1.12 Each Subscriber hereby represents that, except as set forth herein, no representations or warranties have been made to such Subscriber by the Company or any agent, employee or affiliate of the Company, and in entering into this transaction such Subscriber is not relying on any information other than that obtained as the result of independent investigation by such Subscriber.

     1.13 If the undersigned Subscriber is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that: (i) it was not formed for the specific purpose of investing in the Company; (ii) it is authorized and otherwise duly qualified to purchase and

hold the Notes and Warrants; and (iii) this Agreement has been duly and validly authorized, executed and delivered, and it constitutes the legal, binding and enforceable obligation of the undersigned.

                   ARTICLE II - REPRESENTATIONS BY THE COMPANY

     Except as set forth under the corresponding section of the disclosure schedules delivered to the Subscribers concurrently herewith (the "Disclosure
Schedules") which Disclosure Schedules shall be deemed a part hereof, the
Company hereby makes the representations and warranties set forth below to each
Subscriber:

     2.1 The Company has no direct or indirect subsidiaries (each a
"Subsidiary," and collectively, "Subsidiaries") except as described in the SEC
Reports (as defined below). All of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights, and the Company owns all of the issued and outstanding shares of capital stock of each Subsidiary, except as described in the SEC Reports. Each of the Company and the Subsidiaries is an
entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization
(as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.
Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization
(as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

     2.2 All actions required to authorize and effect the offer and sale of the
Notes and Warrants and underlying securities by the Company have been duly taken and approved. The Company has all requisite power and full legal right to execute and deliver this Agreement and the Notes and Warrants, and to perform all of its obligations hereunder and thereunder in accordance with the respective terms hereof and thereof. This Agreement has been duly executed and delivered by the Company and constitutes, and each of the Notes and Warrants, when executed and delivered by the Company at the Closings, will constitute, a legal, valid, and binding obligation of the Company, enforceable against it in accordance with its respective terms, except to the extent that the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity.

     2.3 The Notes and Warrants have been duly authorized and when duly executed, issued and delivered upon payment therefor will be validly issued and outstanding and will constitute legal, valid and binding obligations of the
Company enforceable against the Company in accordance with their terms, except to the extent that the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity. The shares of Common Stock of the Company issuable upon exercise of the Warrants have been reserved for issuance upon the exercise of the Warrants and when issued in accordance with the terms of the Warrants will be duly authorized, validly issued, fully paid and nonassessable.

     2.4 The execution, delivery and performance of this Agreement by the
Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the
Company's or any Subsidiary's certificate or articles of incorporation, bylaws
or

other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority as currently in effect to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate (a) adversely affect the legality, validity or enforceability of the Offering, (b) have or result in or be reasonably likely to have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (c)
adversely impair the Company's ability to perform fully on a timely basis its obligations under this Agreement (any of (a), (b) or (c), a "Material Adverse
Effect").

     2.5 The number of shares and type of all authorized, issued and outstanding capital stock of the Company is set forth in the Disclosure Schedules attached hereto. No securities of the Company are entitled to preemptive or similar rights, and no person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated hereby. Except as set forth in the SEC Reports and as a result of the purchase and sale of the Notes and Warrants, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issuance and sale of the Notes and Warrants will not obligate the Company to issue shares of
Common Stock or other securities to any person (other than the Subscribers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Notes and Warrants. Except as disclosed in the SEC Reports, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

     2.6 The Company has filed all reports required to be filed by it under the
Securities Act of 1933 as amended, (the "Securities Act") and the Securities
Exchange Act of 1934, as amended (the "Exchange Act"), including pursuant to
Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material)
(the foregoing materials being collectively referred to herein as the "SEC
Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange
Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the
Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the
Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

     2.7 Except as contemplated hereby, since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports: (i) there has been no event, occurrence or development that has had a Material Adverse Effect, (ii) the Company has not
incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders except in the ordinary course of business consistent with prior practice, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock except consistent with prior practice or pursuant to existing Company stock option or similar plans, and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing
Company stock option or similar plans.

     2.8 Except as set forth in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any
Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority
(federal, state, county, local or foreign) (collectively, an "Action") which:
(i) adversely affects or challenges the legality, validity or enforceability of this Subscription Agreement or the Offering or (ii) would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the SEC
Reports, neither the Company nor any Subsidiary is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the
Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any
Subsidiary under the Exchange Act or the Securities Act.

     2.9 The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and
neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

     2.10 The Company has not, in the 12 months preceding the date hereof, received notice from the principal trading market for the Common Stock to the effect that the Company is not in compliance with the listing or maintenance requirements of such market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

     2.11 The Company is in material compliance with the requirements of the
Sarbanes-Oxley Act of 2002 applicable to it as of the date hereof. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii)
transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosures controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities. The Company's certifying officers have evaluated the effectiveness of the Company's disclosure controls and procedures as of the last day of the reporting period for its most recently filed periodic report (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls over financial reporting (as such term is defined under the Exchange Act).

     2.12 The Company confirms that neither the Company nor any other person acting on its behalf has provided any Subscriber or its agents or counsel with any information that constitutes or could reasonably be deemed to constitute material, non-public information. The Company understands and confirms that each
Subscriber will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. The disclosure provided to each
Subscriber regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company, including all of the SEC
Reports, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The
Company acknowledges and agrees that each Subscriber makes or has made no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Agreement.

     2.13 The Company has filed all Tax (as hereinafter defined) reports and returns that it was required to file. All such reports and returns were correct and complete in all material respects. All Taxes owed by the Company (whether or not shown on any report or return) have been paid or, if not yet due, appropriate accruals therefor as required under GAAP have been made on the
Company's financial records and on the financial statements described in Section
2.6. No claim has been made by a taxing authority in a jurisdiction where the
Company does not pay Tax or file tax returns that the Company is or may be subject to Taxes assessed by such jurisdiction. There are no liens for Taxes
(other than current Taxes not yet due and payable) on the assets of the Company.
There is no action, suit, investigation, liability, taxing authority proceeding, or audit with respect to any Tax now in progress, pending or, to the Company's knowledge, threatened, against or with respect to the Company, whether in respect of any Tax reports and returns that were not filed in a timely manner or for any other reason. No deficiency or proposed adjustment in respect of Taxes that has not been settled or otherwise resolved has been asserted or assessed by any taxing authority against the Company which is not accrued on the most recent balance sheet of the Company filed with its SEC Reports. The Company has not consented to extend the time in which any Tax may be assessed or collected by any taxing authority. As used in this Section 2.13, the terms "Taxes" and "Tax"
mean all federal, state, local and foreign taxes, including, without limitation, income, unemployment, withholding, payroll, social security, real property, personal property, excise, sales, use and franchise taxes, levies, assessments, duties, licenses and registration

fees and charges of any nature whatsoever, including interest, penalties and additions with respect thereto and any interest in respect of such additions and penalties.

     2.14 (a) All patents, patent applications, trademarks, trade names, service marks, logos and copyrights and other intellectual property used in or material to the Company's business as now being conducted or as proposed to be conducted
(collectively, and together with any technology, know-how, trade secrets, processes, formulas, and techniques used in or material to the Company's business, "Proprietary Information") are either owned or licensed by the
Company.

         (b) To the Company's knowledge, none of the Proprietary Information is being infringed by others, or is subject to any outstanding order, decree, judgment, or stipulation. No litigation (or other proceedings in or before any court or other governmental, adjudicatory, arbitral, or administrative body)
relating to the Proprietary Information is pending or, to the Company's knowledge, threatened, nor, to the Company's knowledge, is there any basis for any such litigation or proceeding.

         (c) To the Company's knowledge, it is not infringing on or making unlawful use of any intellectual property or any proprietary or confidential information of any person. No litigation (or other proceedings in or before any court or other governmental, adjudicatory, arbitral, or administrative body)
charging the Company with infringement or unlawful use of any patent, trademark, copyright, or other proprietary right is pending or, to the Company's knowledge, threatened; nor, to the Company's knowledge, is there any basis for any such litigation or proceeding.

     2.15 The Company maintains policies of insurance with, to the knowledge of the Company, financially sound and reputable insurance companies, funds, or underwriters, which are of the kinds and which cover such risks, and are in such amounts and with such deductibles and exclusions, as are consistent with prudent business practice for similarly situated businesses in the Company's business.
All such policies are in full force and effect, are sufficient for compliance in all respects by the Company with all requirements of law and of all agreements to which it is a party and will not terminate or lapse or otherwise be affected in any way by reason of the transactions contemplated hereby.

     2.16 The Company is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended, and will not be an investment company under such Act upon consummation of the transactions contemplated hereby or after giving effect to the use of proceeds from the purchase of the Notes and
Warrants.

     2.17 The offer, sale and issuance of the Notes and Warrants without registration (assuming the accuracy of the representations and warranties made by the Subscribers in Article 1 hereof) will not violate the Securities Act, or any applicable state securities or "blue sky" laws or other applicable laws.
None of the Company, its affiliates or any person acting on its behalf has engaged in any form of general solicitation or advertising (as defined in Rule
502(c) of the Securities Act) or engaged in any action that would require the registration under the Securities Act of the offering and sale of the Notes and
Warrants pursuant to this Agreement.

     2.18 There are no claims for investment banking fees, brokerage commissions, finder's fees or similar compensation (exclusive of professional fees to attorneys and accountants) in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Company or any of its affiliates. The Company agrees that the
Subscribers shall have no obligation with

respect to any fees or with respect to any claims made by or on behalf of any person for fees of the type contemplated by this Section with the transactions contemplated by this Agreement.

     2.19 As of the Closing Date, no indebtedness of the Company is senior to the Notes in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

     2.20 The Company shall use the net proceeds from the sale of the Notes and
Warrants hereunder for working capital purposes and not for the satisfaction of any portion of the Company's debt (other than payment of trade payables, capital lease obligations and accrued expenses in the ordinary course of the Company's business and prior practices), to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation.

                         ARTICLE III - CERTAIN COVENANTS

     3.1 Each party hereto shall execute and deliver, or cause to be executed and delivered, all such additional instruments and other documents and shall take such further actions as the other party may reasonably require to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby and thereby.

     3.2 The Company will at all times reserve the appropriate number of shares of Common Stock solely for the purpose of issuance upon exercise of the Warrants and conversion of the Notes. The Company will file within the required time periods all filings, notices and other documents required by applicable federal and state securities laws in connection with the transactions contemplated by this Agreement.

     3.3 The Company covenants and agrees that neither it nor any other person acting on its behalf will provide any Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Subscriber shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

     3.4 The obligation of the Subscribers to consummate the transactions contemplated hereby is subject to satisfaction or waiver of each of the following conditions at or prior to the First Closing and the Second Closing:
(i) the Company shall have delivered to each Investor certificates evidencing the Warrant and the Note acquired by such Subscriber pursuant to the terms hereof, each duly executed by the appropriate Company officers; (ii) all representations and warranties of the Company contained herein shall remain true and correct as of the Closing Date and all covenants of the Company shall have been performed if due prior to such date; and (iii) the Subscribers shall have received at the Closings from Kronish Lieb Weiner & Hellman LLP, counsel to the
Company, a written opinion dated as of the applicable Closing Date, which shall be in the form attached hereto as Exhibit C hereto.

     3.5 The Company acknowledges each of the following: The obligations of each
Subscriber participating in this transaction are several and not joint with the obligations of any other Investor, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber. Nothing contained herein or in any other agreement, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any

other kind of entity, or create a presumption that the Subscriber are in any way acting in concert or as a "group" (within the meaning of Sections 13 and 16 of the Exchange Act and any rules promulgated thereunder), in each case with respect to such obligations or the transactions contemplated hereunder. Each
Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other agreements relating to this transaction, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose. Each Subscriber has been represented by its own separate legal counsel (or has chosen not to be represented by legal counsel) in its review and negotiation of this agreement and the related transaction documents. The Company has elected to provide various Subscribers with the same terms and agreements for the convenience of the Company and not because it was required or requested to do so by the Subscribers.

     3.6 The Company hereby agrees that if the Minimum Offering is completed on the terms set forth in the Home Director Summary Term Sheet (the "Term Sheet"),
the shares of common stock underlying the Warrants shall have the same registration rights provided for in the Term Sheet. The Subscriber hereby agrees that, on the Conversion Date (as defined in the Note), he/it will execute and deliver to the Company any documents reasonably requested by the Company in connection with the Offering, including, without limitation, a subscription agreement, accredited investor certification and registration rights agreement.

     3.7 The Company and the Subscriber hereby agree that if the Minimum
Offering is not completed on the terms set forth in the Term Sheet, the shares of common stock underlying the Warrants shall only have customary "piggyback"
registration rights (subject to customary limitations and holdbacks and the requirements of existing contracts) so long as such shares are not otherwise saleable pursuant to Rule 144(k) under the Securities Act.

                           ARTICLE IV - MISCELLANEOUS

     4.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its principal office as set forth above and to the Subscriber at his address indicated on the signature page of this Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

     4.2 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

     4.3 Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in New York City and they hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New
York, New York and or the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or

omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

     4.4 This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) such document with the same force and effect as if such facsimile signature page were an original thereof. Upon the execution and delivery of this
Agreement by a Subscriber and payment of its purchase price this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of
Notes and Warrants as herein provided.

     4.5 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

     4.6 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

     4.7 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                                         HOME DIRECTOR, INC.

                                         By:
                                            ------------------------------------
                                         Daryl Stemm, Chief Financial Officer

                                         SUBSCRIBER:

                       If an individual:

                                         ---------------------------------------
                                         Name of Subscriber

                       If an entity:

                              Name of Entity:
                                             -----------------------------------

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                         ---------------------------------------

                                         ---------------------------------------

                                         ---------------------------------------
                                         Address of Subscriber

                       Subscription Amount:
                                           -------------

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